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                                                                    EXHIBIT 10.5

                   ADDENDUM TO NOTICE OF GRANT OF STOCK OPTION
                           AND STOCK OPTION AGREEMENT

To: Optionee

Effective [date], you have been granted option number #### to buy #### shares of common stock of First Virtual Communications, Inc. (the "Company") at $### per share (the "Option"), subject to the terms and conditions of the Notice of Grant of Stock Option, the 1997 Equity Incentive Plan, as amended, and the Option Agreement (together, the "Option Documents"), each of which documents are incorporated herein by this reference.

At the time the Option was granted to you, the Company had suspended the use of all registration statements filed with the SEC pursuant to which the Company issues shares of capital stock, including the registration statements filed with the SEC on Form S-8 covering employee stock plans and the issuance of shares of the Company's Common Stock thereunder.

Notwithstanding anything to the contrary contained in the Option Documents, and notwithstanding the fact that you may be vested in shares thereunder, by signing this Addendum below, you hereby acknowledge that you may not exercise the Option while the Company is unable to issue the shares upon such exercise in compliance with all applicable securities laws, that is, until the Company is once again current in its filings as required by the SEC and the applicable registration statements on Form S-8 are once again declared effective.

You also acknowledge your understanding that the Company cannot be certain when it will (and can provide no assurances that it will be able to) comply with applicable securities laws in order to permit exercise of the Option once the shares are vested or at any time prior to expiration of the Option.

Your stock options under the Option will continue to vest on their regular vesting schedule for so long as you continue to be employed by or to serve as an officer, director or consultant with the Company.

This prohibition on exercising options will continue until the Company is once again current in its filings as required by the SEC. You will be notified immediately when the Company can again begin processing option exercises.

                                   ACKNOWLEDGED:


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                                   Optionee


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                                   Date